FIRST AMENDMENT TO CREDIT AGREEMENT



      This First Amendment to Credit Agreement (this "Amendment") is entered into as of January 27, 1995 among ANNTAYLOR, INC., a Delaware corporation (the "Borrower"), the various financial institutions named on the signature pages hereto (the "Lenders") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION. as Agent.

      WHEREAS, the Borrower, the Lenders, the Co-Agents named therein, BA Securities, Inc. as Arranger and the Agent are party to that certain Credit Agreement dated as of July 29, 1994 (as from time to time amended, the "Credit Agreement"); and

      WHEREAS, the Borrower has requested the Lenders to increase the Commitments under the Credit Agreement by $50,000,000 to $125,000,000 and to make certain other changes to the Credit Agreement, and the Lenders are willing to agree to the Borrower's request on the terms and subject to the conditions set forth herein;

     NOW THEREFORE, the parties hereto hereby agree as follows:

      Section 1. Defined Terms. Unless otherwise defined in this Amendment, defined terms used herein shall have the meanings assigned to such terms in the Credit Agreement.

     Section 2.     Amendments to Credit Agreement.

          (a) Increase in Commitments. The Lenders hereby agree to increase their Commitments to the amounts set forth in
     Schedule 1 to this Amendment and Schedule 1.01(b) to the Credit Agreement is hereby amended to read as Schedule 1 to this Amendment.

           (b)   Change in Cleandown Provisions.  Clause  (v)  of
     Section 2.01(a) of the Credit Agreement is hereby amended to read as follows:

               "(v) The Borrower shall from time to time effect a prepayment of the outstanding Loans (such amount, a "Cleandown") so as to cause the aggregate outstanding principal amount of the Loans to be not more than (A) $50,000,000, for at least 30 consecutive days during the period from the Initial Funding Date to the last day of the Fiscal Year beginning on January 30, 1994,
          (B) $67,000,000, for at least 30 consecutive days in the Fiscal Year beginning on January 29, 1995 and (C) $50,000,000, for at least 30 consecutive days in each Fiscal Year thereafter (each such period, a "Cleandown Period"). Promptly after the end of any Cleandown Period, the Borrower shall notify the Agent that a Cleandown Period has occurred and the Agent shall notify the Lenders."

          (c)  Change in Investment Provisions.

               (i)    A  new  paragraph  (j) is hereby  added  to
                      Section   8.03  of  the  Credit   Agreement
                      reading as follows:

                          "(j) Investments in the form of advance
                      payments to suppliers not in excess of an aggregate amount of $10,000,000 outstanding at any one time; and"

               (ii) The word "and" appearing at the end of paragraph (i) of Section 8.03 of the Credit
                      Agreement is hereby deleted.

               (iii) Current paragraph (j) of Section 8.03 of the Credit Agreement is hereby re-lettered as paragraph (k) of Section 8.03 of the Credit Agreement.

          (d)  Change in Minimum Fixed Charge Coverage Ratio.

                Section 9.03 of the Credit Agreement is hereby amended to read as follows:

               "9.03 Minimum Fixed Charge Coverage Ratio. The Borrower shall not permit the Fixed Charge Coverage Ratio, as determined at the end of any fiscal quarter for the preceding four fiscal quarters (or, if less, the number of quarters elapsed since the Initial Funding Date) to be less than the ratio set forth opposite the month in which such fiscal quarter ends:

                    Quarter Ended            Minimum Ratio

                    October 1994             1.00 to 1.00
                    January 1995             1.00 to 1.00
                    April 1995               1.00 to 1.00
                    July 1995                1.00 to 1.00
                    October 1995             1.00 to 1.00
                    January 1996             1.00 to 1.00
                    April 1996               1.00 to 1.00
                    July 1996                1.05 to 1.00
                    October 1996
                      and thereafter         1.10 to 1.00"

     Section 3.  Representations and Warranties.

     The Borrower represents and warrants that:

           (a) (i) the execution and delivery of this Amendment have been duly authorized by all necessary corporate action; and (ii) do not violate any Requirement of Law nor conflict with or result in the breach of any Contractual Obligation binding on the Borrower; and

           (b) after giving effect to this Amendment, the representations and warranties of the Borrower contained in
     Article V of the Credit Agreement (except for representations and warranties relating to a particular point in time) and in each other Loan Document are true and correct in all material respects as if made on and as of the date of this Amendment and no Potential Event of Default or Event of Default has occurred and is continuing.

     Section 4.  Effectiveness.

           (a) This Amendment shall become effective as of the date first above written when the Agent has received the following:

               (i) counterparts hereof executed by the Borrower, all the Lenders and the Agent and signed by ATSC as a consenting party; and

                (ii) copies of the resolutions of the Board of Directors of the Borrower authorizing the execution and delivery of this Amendment and the performance of the transactions contemplated hereby, certified by the Secretary or an Assistant Secretary of the Borrower.

           (b) Upon the effectiveness of this Amendment (i) each reference in the Credit Agreement to "this Agreement", "hereunder", hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and (ii) each reference in each other Loan Document to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

           (c)   Except as specifically amended above, the Credit
     Agreement shall remain in full force and effect.

          (d) The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of any Lender or the Agent under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     Section 5.  Miscellaneous.

           (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          (b)  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
     IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.


                                   ANNTAYLOR, INC.


                                   By:/s/ Walter J. Parks
                                      _____________________________

                                   Title: Sr. V.P. - Finance
                                     __________________________


                                   BANK OF AMERICA NATIONAL
                                   TRUST AND SAVINGS ASSOCIATION,
                                   as Agent


                                   By: /s/ Walter J. Parks
                                      _____________________________

                                   Title: Sr. V.P. - Finance
                                         __________________________


                                   BANK OF AMERICA NATIONAL
                                   TRUST AND SAVINGS ASSOCIATION

                                   By:/s/ Lannhi Tran
                                      _____________________________

                                   Title:__________________________


                                   FLEET BANK, NATIONAL ASSOCIATION


                                   By: /s/ David B. Coleman
                                       --------------------------

                                   Title:__________________________


                                   LTCB TRUST COMPANY


                                   By:_____________________________

                                   Title:__________________________


                                   PNC BANK, NATIONAL ASSOCIATION


                                   By:_____________________________

                                   Title:__________________________


                                   SHAWMUT BANK, N.A.


                                   By:_____________________________

                                   Title:__________________________


Consenting Party:
ANNTAYLOR STORES CORPORATION


By:_____________________________

Title:__________________________